UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2008

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin		54755
(Address of principal executive offices)		(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On October 20, 2008, the company issued a press release announcing financial results for the quarter ended September 30, 2008.  Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated October 20, 2008 announcing the company’s financial results for this period.

The press release also includes a discussion of truckload and logistics revenue, net of fuel surcharges, and net fuel expense (fuel and fuel taxes net of fuel surcharge revenue and surcharges passed through to independent contractors, outside drayage carriers and railroads).  The company provided these additional disclosures because management believes these measures provide a more consistent basis for comparing results of operations from period to period.  These financial measures in the press release have not been determined in accordance with generally accepted accounting principles (“GAAP”).  Pursuant to Regulation G, the company has included a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.  For the discussion of truckload and logistics revenue, net of fuel surcharges, the most directly comparable GAAP financial measure is operating revenue, which is reconciled in the attached Exhibit 99.1.  To reconcile the net fuel expense, the company netted fuel surcharge revenues in the amount of $41.3 million in the 2008 period and $22.6 million in the 2007 period and fuel surcharges passed through to independent contractors, outside drayage carriers and railroads in the amount of $5.1 million in the 2008 period and $3.7 million in the 2007 period from the most directly comparable GAAP financial measure, fuel and fuel taxes.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Shell Company Transactions.

Not Applicable.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 20, 2008 (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: October 22, 2008	By	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 20, 2008 (included herewith).